________________________________________________________________________________

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

| |    Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
| |    Definitive Additional Materials
| |    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12


                            SUPERIOR GALLERIES, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required
| |     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:
           _____________________________________________________________________

        2. Aggregate number of securities to which transaction applies:
           _____________________________________________________________________

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           _____________________________________________________________________

        4. Proposed maximum aggregate value of transaction:
           _____________________________________________________________________

        5. Total fee paid:
           _____________________________________________________________________

| |     Fees paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1. Amount Previously Paid: _____________________________________________
        2. Form, Schedule or Registration Statement No.: _______________________
        3. Filing Party: _______________________________________________________
        4. Date Filed: _________________________________________________________

________________________________________________________________________________

                            SUPERIOR GALLERIES, INC.
                           9478 WEST OLYMPIC BOULEVARD
                             BEVERLY HILLS, CA 90212



                                 March 16, 2004



To Our Shareholders:

         You are cordially invited to attend the 2004 annual meeting of shareholders of Superior Galleries, Inc. that will be held at 8:00 a.m. local time on April 27, 2004 at our Beverly Hills, California offices located at 9478 West Olympic Boulevard, Beverly Hills, California 90212. All holders of our outstanding common stock, Series B Preferred Stock and Series D Preferred Stock as of the close of business on March 12, 2004 are entitled to vote at the 2004 annual meeting.

         Enclosed is a copy of the notice of annual meeting of shareholders, a proxy statement and a proxy card. A current report on our business operations will be presented at the meeting, and shareholders will have an opportunity to ask questions.

         We hope you will be able to attend the 2004 annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the 2004 annual meeting.

                               Sincerely,

                               /S/ Silvano DiGenova

                               Silvano DiGenova
                               Chairman of the Board and Chief Executive Officer

                            SUPERIOR GALLERIES, INC.
                           9478 WEST OLYMPIC BOULEVARD
                             BEVERLY HILLS, CA 90212


                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 27, 2004

                           --------------------------

         NOTICE IS HEREBY GIVEN that the 2004 annual meeting of shareholders of Superior Galleries, Inc., a Delaware corporation, will be held at 8:00 a.m. local time on April 27, 2004 at our Beverly Hills, California offices located at 9478 West Olympic Boulevard, Beverly Hills, California 90212, for the following purposes:

         1.       To elect five directors to the board of directors;

         2. To ratify the selection of Singer Lewak Greenbaum & Goldstein LLP as our independent certified public accountants to audit our financial statements for the year ending June 30, 2004; and

         3 To transact such other business as may properly come before the 2004 annual meeting or any adjournment or adjournments thereof.

         The board of directors has fixed the close of business on March 12, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the 2004 annual meeting and all adjourned meetings thereof.

                               By Order of the Board of Directors

                               /S/ Silvano DiGenova

                               Silvano DiGenova
                               Chairman of the Board and Chief Executive Officer

Dated:  March 16, 2004

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                            SUPERIOR GALLERIES, INC.
                           9478 WEST OLYMPIC BOULEVARD
                             BEVERLY HILLS, CA 90212

                                 PROXY STATEMENT

                             ---------------------

                       2004 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 2004

                              ---------------------

                 THESE PROXY MATERIALS ARE FIRST BEING MAILED TO
                     SHAREHOLDERS ON OR ABOUT MARCH 16, 2004

                              ---------------------

                                VOTING AND PROXY

         This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors for use at the 2004 annual meeting of shareholders to be held at 8:00 a.m. local time on April 27, 2004 at our Beverly Hills, California offices located at 9478 West Olympic Boulevard, Beverly Hills, CA 90212, and at any adjournments of the 2004 annual meeting. When a proxy is properly executed and returned, the shares it represents will be voted according to directions noted on the proxy. If no specification is indicated, the shares will be voted "for" each of the proposals listed on the proxy. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to our corporate Secretary, by issuance of a subsequent proxy, or by voting in person at the 2004 annual meeting.

         At the close of business on March 12, 2004, the record date for determining shareholders entitled to notice of and to vote at the 2004 annual meeting, we had issued and outstanding 4,485,942 shares of common stock, 3,400,000 shares of Series B Preferred Stock, and 2,000,000 shares of Series D Preferred Stock. We also had 125,000 shares of Series A Preferred Stock outstanding at such date, but such shares are nonvoting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the 2004 annual meeting or at any adjournments of the meeting.

         Each share of common stock entitles the holder of record to one vote on any matter coming before the 2004 annual meeting. Each holder of Series B Preferred stock is entitled to 0.5 votes for each share held by him or her, and each holder of Series D Preferred Stock is entitled to 0.833 votes for each share held by him or her. In voting for directors, the candidates receiving the highest number of votes of the shares entitled to vote for them, up to the number of directors to be elected, shall be elected. Votes against a candidate and votes withheld will have no legal effect in the election of directors.

         The person or persons holding the proxies solicited by our board of directors will exercise their voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the board of directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction will deny the proxy holders the authority to vote for any or all of the nominees of the board of directors at the 2004 annual meeting.

         A shareholder may choose to withhold from the proxy holders the authority to vote for any of the individual candidates nominated by our board of directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holders will not cast any of the shareholder's votes for candidates whose names have been crossed out. However, the proxy holders will retain the authority to vote for the candidates nominated by the board of directors whose names have not been struck out and for any candidates who may be properly nominated at the 2004 annual meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated, he or she must appear and vote in person at the 2004 annual meeting. Ballots will be available at the 2004 annual meeting for shareholders who desire to vote in person.

         A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of shareholders. Votes cast at the meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, which means that the five candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected. So long as a quorum is present, a failure to vote in the election of directors or a vote "against" a nominee will have no effect.

         Under Delaware law, the ratification of the selection of Singer Lewak Greenbaum & Goldstein LLP as our independent auditors requires for approval the number of votes cast in favor of ratification to exceed the number of votes cast in opposition. You may cast your votes in favor of, or against, this proposal or abstain from voting on the proposal. Only votes cast "for" a matter constitute affirmative votes. Thus, a failure to vote on these proposals or an abstention will not be treated as a vote cast "for" the proposals and will have the same effect as a vote "against" the proposals.

         "Broker non-votes" are not counted either "for" or "against" any proposals, but will be treated the same as abstentions. Thus, if the number of "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the outstanding voting shares (other than in the election of directors), the proposal will not be approved. This will be the case even though the number of votes "for" these proposals exceeds the number of votes "against" the proposal.

         We will pay the expenses of soliciting proxies for the 2004 annual meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2004 annual meeting are referred to in the preceding notice and are discussed below more fully. Executed proxies may be delivered by facsimile transmission (fax) to our transfer agent, Stalt, Inc., at
(775) 831-3337.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         Our bylaws provide that there are five seats on our Board of Directors. Directors are elected annually and hold office until the next annual meeting of shareholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal. It is intended that the proxies solicited by our board of directors will be voted "for" election of the following five nominees unless a contrary instruction is made on the proxy:
Silvano DiGenova, Paul Biberkraut, Lee Ittner, David Rector and Mark Cohen.

         If for any reason one or more of the nominees is unavailable as a candidate for director, an event that is not anticipated, the person named in the proxy will vote for another candidate or candidates nominated by our board of directors. However, under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named above.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS NOMINATED IN THIS PROPOSAL NO. 1.

         The current directors and executive officers of Superior Galleries, Inc. and their ages, positions, business experience and education are as follows:

             Name                Age                 Position
             ----                ---                 --------

Silvano DiGenova.............    41      Chairman of the Board, Chief Executive
                                            Officer, President and Director
Paul Biberkraut..............    43      Chief Financial Officer, Executive Vice
                                            President, Secretary and Director
Mark Cohen(1)(2).............    43      Director
Lee Ittner(1)(2).............    42      Director
David Rector(1)(2)...........    57      Director

         (1) Member of audit committee.
         (2) Member of compensation committee.

         All directors hold office until the next annual meeting of shareholders and until their respective successors are elected or until their earlier death, resignation or removal. Each of our officers serves at the discretion of the board of directors. There are no family relationships between or among any of our directors, director nominees or executive officers.

DIRECTORS AND DIRECTOR NOMINEES

         SILVANO DIGENOVA is our chairman of the board, chief executive officer, president and a director. Mr. DiGenova has also served as our acting chief financial officer from September 2002 through December 2002. Mr. DiGenova founded Tangible Investments of America, which would later become our company, in 1977. Mr. DiGenova is a recognized leader in the numismatic and fine arts field. In 1986, Mr. DiGenova helped form the Professional Coin Grading Service, the first widely accepted uniform grading system for rare coins. Mr. DiGenova attended the Wharton School of Business at the University of Pennsylvania for four years. However, Mr. DiGenova left Wharton in his fourth year to develop Tangible Investments of America, and did not obtain a degree from Wharton.

         PAUL BIBERKRAUT is our executive vice president, chief financial officer, Secretary and a Director. Mr. Biberkraut has served in this role since December 2002 and previously was our Company's Vice President of Finance and chief financial officer from October 1999 to December 2000. Mr. Biberkraut has over fifteen years of experience in management roles with varying levels of responsibilities for finance, accounting, information technology, operations and human resources. Prior to returning to our company Mr. Biberkraut was a senior finance manager for information technology at PacifiCare Health Systems, Inc. from December 2000 to November 2002 and was the corporate controller of Quality Systems, Inc. from November 1997 to June 1999. Mr. Biberkraut also served as the chairman of the audit committee for an Orange County, California based credit union from 1997 to 1999 and had served as a board member, treasurer and president of an Orange County, California based not-for-profit social service agency from 1989 to 1998.

         MARK COHEN is one of our Directors. Mr. Cohen has served in this role since May 2003. Mr. Cohen is a Certified Public Accountant licensed in the State of Florida, and since 1998 has been engaged in the practice of public accounting through his own accounting firm. Mr. Cohen has over ten years of experience in corporate accounting and finance at a management level for both public and private companies. He currently provides a wide range of accounting services, including audits of publicly traded companies.

         LEE ITTNER is one of our Directors. He has served in this role since May 2003. Mr. Ittner is currently the Vice President for Latin America for Kyocera Wireless Corp., a position he has held since 2002. Prior to that time, Mr. Ittner was Senior Vice President of the Americas Region for Cellstar Corporation. Mr. Ittner has over fifteen years of experience in both domestic and international operational management, sales and marketing, customer relations and strategic planning in the communications industry.

         DAVID RECTOR is one of our Directors. Mr. Rector has served in this role since May 2003. Since 1992, Mr. Rector has been a principal management consultant with The David Stephen Group, where he provides executive management services for several companies, overseeing operations and strategic planning. Mr. Rector has over twenty years of experience as a senior executive focusing on general management with Fortune 100 and developmental companies.

BOARD NOMINATIONS, COMMITTEES AND MEETINGS

         Our board of directors has an audit committee and a compensation committee but does not have a nominating committee. In the absence of a nominating committee, the entire board of directors satisfies the duties of that committee. Selection of nominees for our board of directors is made by the entire board of directors, and each member of the board participates in the consideration of nominees. The board believes a separate committee is not necessary for this purpose because: (i) due to the relatively small size of the board, it can function efficiently without forming a committee composed of fewer members; (ii) a majority of the members of the board are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards, and (iii) those members of the board that are not independent have a unique familiarity with and understanding of the industry within which the company operates, enabling them to provide important perspective on the necessary qualifications of a board member.

         The board utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by stockholders. Stockholders that desire to recommend candidates for the board for evaluation may do so by contacting the company in writing, identifying the potential candidate and providing background information. See "Stockholder Communications with Directors" in this Proxy Statement. Candidates may also come to the attention of the board through current board members, professional search firms and other persons. In evaluating potential candidates, the board will take into account a number of factors, including, among others, the following:

         o        Independence from management;

         o        Whether the candidate has relevant business experience;

         o        Judgment, skill, integrity and reputation;

         o        Existing commitments to other businesses;

         o        Corporate governance background;

         o Financial and accounting background, to enable the board to determine whether the candidate would be suitable for Audit Committee membership; and

         o        The size and composition of the board.

         Effective as of June 30, 2003, we formed the audit committee to be composed of three non-employee directors. Since its creation, the audit committee has been composed of Messrs. Cohen, Ittner, and Rector, with Mr. Cohen serving as the committee chairman. Because the audit committee was formed on the last day of our last fiscal year, no audit committee meetings were held during our last fiscal year.

         Messrs. Cohen, Ittner, and Rector are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards.

         The audit committee operates pursuant to a charter approved by our board of directors. A copy of the charter is attached as Exhibit A to this proxy statement. The committee's principal functions are to monitor our financial reporting process and internal control system, review and appraise the audit efforts of our independent auditors, and provide an avenue of communication among our independent accountants, financial and senior management and our board of directors.

         Effective as of June 30, 2003, we formed the compensation committee to be composed entirely of disinterested non-employee directors. Since its creation, the compensation committee has been composed of Messrs. Cohen, Ittner, and Rector, with Mr. Rector serving as the committee chairman. The compensation committee's primary functions are to administer our employee stock option plans, approve grants of stock options and approve compensation for executive officers. Because the compensation committee was formed on the last day of our last fiscal year, no compensation committee meetings were held during our last fiscal year.

         During our 2003 fiscal year, our board of directors held 2 meetings and took action by written consent on 29 occasions. During the 2003 fiscal year, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors held during the period for which he has been a director and the total number of meetings held by all committees of the board on which he served during the periods that he or she served.

BOARD AUDIT COMMITTEE REPORT

         The audit committee of our board of directors reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and reviewed and discussed with both management and the independent auditors our audited financial statements. Discussions with the independent auditors were both with and without management present. In addition, the audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based upon the audit committee's review and discussions with management, the audit committee recommended to our board of directors that our audited financial statements be included in our annual report on Form 10-K for fiscal year 2003, for filing with the Commission. The audit committee also recommended appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent auditors and our board of directors concurred in that recommendation.

                                                           AUDIT COMMITTEE:

                                                           Mark Cohen, Chairman
                                                           Lee Ittner
                                                           David Rector

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all such reports that they file.

         We have reviewed copies of such reports furnished to us during the fiscal year ended June 30, 2003 and thereafter, and written representations received by us from our directors and officers and the beneficial owners of more than 10% of our common stock concerning their compliance with Section 16(a) of the Exchange Act. Based on this review, we believe that during the 2003 fiscal year, the only failure by any such person to timely file a report under Section 16(a) of the Exchange Act was a late filing of a Form 3 Initial Statement of Beneficial Ownership of Securities by Paul Biberkraut, our Chief Financial Officer, Executive Vice President and director. This filing has now been made.

                        APPROVAL OF INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

         Our board of directors has selected the independent certified public accounting firm of Singer Lewak Greenbaum & Goldstein LLP to audit and comment on our financial statements for the year ending June 30, 2004, and to conduct whatever audit functions are deemed necessary. This appointment was effective as of November 18, 2003. Singer Lewak Greenbaum & Goldstein LLP has not previously audited our financial statements. The independent certified public accounting firm of Haskell & White LLP audited and commented on our financial statements for the previous fiscal year, ending June 30, 2003.

         The appointment of Singer Lewak Greenbaum & Goldstein LLP is being submitted to shareholders for ratification. In the event the appointment is not ratified by a majority of votes cast, in person or by proxy, it is anticipated that no change in auditors would be made for the current year because of the difficulty and expense of making any change so long after the beginning of the current year, but that vote would be considered in connection with the auditors' appointment for 2005. A representative of Singer Lewak Greenbaum & Goldstein LLP is expected to attend the annual meeting, respond to appropriate questions and if the representative desires, which is not now anticipated, make a statement. No representative of Haskell & White LLP is expected to attend the annual meeting.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THIS PROPOSAL.

FORMER ACCOUNTANTS

         On November 18, 2003, we notified Haskell & White LLP. the independent certified public accounting firm that was engaged at that time to audit our financial statements, that we intended to engage new certifying accountants, in effect terminating our relationship with Haskell & White LLP.

         The audit reports of Haskell & White LLP on our consolidated financial statements as of and for the years ended June 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that Haskell & White LLP's reports dated September 5, 2003 and December 12, 2002 on our consolidated financial statements as of and for the years ended June 30, 2003 and 2002, respectively, each contained a separate paragraph stating as follows:

                  "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 15 to the consolidated financial statements, the Company has suffered recurring losses from operations, negative cash flows from operations, is in default on a significant debt obligation, and has limited working capital that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 15. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         Our decision to change accountants was approved by our audit committee and board of directors. In connection with the audits of the two years ended June 30, 2003 and 2002, and during the subsequent interim period through November 18, 2003 there were no disagreements with Haskell & White LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Haskell & White LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with its opinion. In addition, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B under the Securities Act of 1933, as amended ("Securities Act").

         Prior to our engagement of Singer Lewak Greenbaum & Goldstein LLP, we did not consult with them regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Superior's financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) of Regulation S-B.

         On November 18, 2003, we provided Haskell & White LLP with a copy of the disclosures we proposed to make in a Current Report on Form 8-K, as required under the federal securities laws. We requested that Haskell & White LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether that firm agreed with the statements made by us, and, if not, stating the respects in which it did not agree. We filed a copy of Haskell & White LLP's letter as an exhibit to our Current Report on Form 8-K reporting the change in our auditors.

FEES PAID TO AUDITORS.

         The following table shows the fees paid or accrued by Superior Galleries for the audit and other services provided by Haskell & White LLP for fiscal 2003 and 2002:

                                            FISCAL 2003    FISCAL 2002
                                            -----------    -----------
            Audit Fees                       $ 81,295       $132,135
            Audit-Related Fees                      0              0
            Tax Fees                         $ 23,100       $ 22,000
            All Other Fees                          0              0
                                             ---------      ---------
            TOTAL                            $104,395       $154,135

         Since our Audit Committee was formed on June 30, 2003, fees for accounting and tax services prior to that time were not approved by the Audit Committee. The Audit Committee charter now provides that the Audit Committee must approve the engagement of any accountant to provide audit or non-audit services before the accountant is engaged.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 1, 2004 certain information with respect to the beneficial ownership of our stock by (i) each of our executive officers named in the summary compensation table below, (ii) each of our directors, (iii) each person known to us to be the beneficial owner of more than 5% of each class of our outstanding voting securities, and (iv) all of our directors and executive officers as a group. Although Steve Deeds is named as an executive officer in the Executive Compensation table contained herein, he is not, to our knowledge, the beneficial owner of any of our outstanding voting securities.

                                                                            Amount and Nature of      Percentage of
            Name and Address                                               Beneficial Ownership of        Class
         of Beneficial Owner(1)                   Title of Class               Common Stock(2)        Outstanding(2)
 ---------------------------------------     -------------------------     -----------------------    --------------
 Silvano DiGenova                            Common(3)                            2,027,740               42.18%
                                             Series B Preferred Stock               400,000               11.8%

 Stanford Venture Capital Holdings, Inc.     Common (4)                           4,666,667               60.98%
 6075 Poplar Avenue                          Series B Preferred Stock             3,000,000               88.2%
 Memphis, TN 38119                           Series D Preferred Stock             2,000,000              100.0%

 All Executive Officers and                  Common(3)                            2,027,740              42.18%
    Directors as a Group (5 persons)         Series B Preferred Stock               400,000               11.8%
-------------------

(1) Except as set forth above, the address of each individual is 9478 West Olympic Boulevard, Beverly Hills, California 90212.
(2) Based upon information furnished to us by the directors and executive officers or obtained from our stock transfer books showing 4,485,942 shares of common stock outstanding as of March 1, 2004. We are informed that these persons hold the sole voting and dispositive power with respect to the common stock except as noted herein. For purposes of computing "beneficial ownership" and the percentage of outstanding common stock held by each person or group of persons named above as of March 1, 2004, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(3) Includes 121,806 shares of common stock issuable upon the exercise of options and warrants, 200,000 shares of common stock issuable upon the conversion of Series B Preferred Stock, all of which were exercisable, convertible or exercisable or convertible within 60 days of the date of this table, and 1,000 shares held by Mr. DiGenova's children, over which Mr. DiGenova exercises voting control.
(4) Includes 1,500,000 shares of common stock issuable upon the conversion of Series B Preferred Stock and 1,666,667 shares of common stock issuable upon the conversion of Series D Preferred Stock, both of which are currently convertible within the next 60 days. Includes an aggregate of 750,000 shares of common stock owned by four of Stanford's employees, Daniel Bogar, William Fusselmann, Osvaldo Pi and Ronald Stein, in equal amounts.

                             EXECUTIVE COMPENSATION

         The summary compensation table below shows certain compensation information for services rendered in all capacities to us by our chief executive officer and by each other executive officer whose total annual salary and bonus exceeded $100,000 during the fiscal year ended June 30, 2003. Compensation information for such individuals is provided for the fiscal year ended June 30, 2003, the fiscal year ended June 30, 2002 and the fiscal year (which was a six month period) ended June 30, 2001, to the extent applicable. Other than as set forth below, no executive officer's total annual salary and bonus exceeded $100,000 during our last fiscal year.

                                                SUMMARY COMPENSATION TABLE

                                           Annual Compensation                        Awards              Payouts
                                    ---------------------------------               ----------    ------------------------
                                                                                    Securities
                                                            Other       Restricted  Underlying
                                                            Annual         Stock     Options/       LTIP       All Other
       Name and                      Salary      Bonus   Compensation      Awards       SARs       Payouts    Compensation
  Principal Position       Year        ($)        ($)         ($)           ($)         (#)          ($)          ($)
 --------------------     ------    --------   --------  ------------   ----------  ----------    --------    ------------
 Silvano DiGenova,         2003     $350,000      -0-            -0-         -0-           -0-       -0-          -0-
   Chairman of the         2002      308,333      -0-            -0-         -0-        2,500        -0-          -0-
   Board, and Chief        2001*     141,666      -0-            -0-         -0-           -0-       -0-          -0-
   Executive Officer

 Steve Deeds,              2003     $215,625      -0-      $115,436(1)       -0-           -0-       -0-          -0-
   President of            2002      210,938      -0-        63,999(1)       -0-           -0-       -0-          -0-
   Superior Galleries,
   Inc., our
   wholly-owned
   subsidiary

--------------------

*    The 2001 fiscal year consisted of the six months ended June 30, 2001.
(1)  Consists of sales commissions.

STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS DURING FISCAL 2003

         During the fiscal year ended June 30, 2003 we did not grant any stock options to any of the executive officers identified in the summary compensation table above. We have never granted any stock appreciation rights.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The following table summarizes exercises of stock options during the fiscal year ended June 30, 2003 by each of the executive officers named in the summary compensation table above and the year-end value of unexercised options for these executive officers.

                                                                     Number of
                                                               Unexercised Securities           Value of Unexercised
                                  Shares          Value          Underlying Options             In-the-Money Options
                                 Acquired       Realized         at Fiscal Year End              at Fiscal Year End
           Name                 on Exercise        ($)        Exercisable/Unexercisable       Exercisable/Unexercisable
           ----                 -----------     ---------     -------------------------       -------------------------
 Silvano DiGenova                     0            N/A                19,167/8,333                       0/0
 Steve Deeds                          0            N/A                    N/A                            N/A

LONG-TERM INCENTIVE PLAN AWARDS

         In fiscal 2003, no awards were given to the executive officers named in the summary compensation table under long-term incentive plans.

DIRECTORS' COMPENSATION

         Each of our non-employee directors currently receive cash compensation in the amount of $5,000 per year for service on our board of directors and all directors are reimbursed for certain expenses in connection with attendance at board meetings. At the discretion of our board of directors, directors may be granted stock options. During the fiscal year ended June 30, 2003, no directors were granted stock options. However, on August 6, 2003, our five directors were each granted options to purchase 10,000 shares of our common stock at an exercise price of $0.30 per share. These options will be fully vested on May 31, 2004 and will be exercisable for a period of five years after vesting or for three months, if vested, following the termination or resignation of the director from the board.

REPRICING OF OPTIONS

         No adjustments to, or repricing of, stock options previously awarded to the executive officers named in the summary compensation table above occurred in fiscal 2003.

EMPLOYMENT AGREEMENTS

         On June 15, 2001, we entered into an employment agreement with Silvano DiGenova under which we agreed to pay an annual salary of $375,000 and bonus arrangements based on a sliding scale of 5% to 50% of base salary based on a corresponding fiscal year consolidated pre-tax income (as defined) of our company from $250,000 to $4,000,000, a bonus of 25% of base salary payable in our common stock if market capitalization of our common stock exceeds $50,000,000 for a specified period and a bonus of 5% of the base salary payable in our common stock if average market capitalization increases by 20% over the average market capitalization of the prior fiscal year subject to certain limitations. This agreement terminates December 31, 2004.

         On December 27, 2002 we entered into an employment agreement with our Chief Financial Officer, Paul Biberkraut, under which we agreed to pay an annual salary of $120,000 and bonus arrangements of up to 50% of base salary based on personal and Company performance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On February 14, 2003, our company issued 2,000,000 shares of newly created Series D $1.00 convertible preferred stock ("Series D stock") for a purchase price of $2,000,000 pursuant to a stock purchase and warrant agreement ("purchase agreement") with Stanford. On that date $1,500,000 of the purchase price was paid with $500,000 in cash and the conversion of $1,000,000 in bridge loans that Stanford granted to the company in anticipation of the closing of the purchase agreement. The balance of the purchase price was paid on March 14, 2003. The Series D stock is convertible in common shares of the company at any time at the option of Stanford at the conversion rate of $1.20 per common share, after giving effect to the one-for-twenty reverse stock split that was effective June 30, 2003, and subject to certain anti-dilution adjustments. The Series D stockholders are entitled to vote on all matters requiring a vote of the shareholders and are entitled to the number of votes equal to the number of common shares into which the Series D Stock is convertible. The purchase agreement also provided for the reduction to $0.001 per common share of the purchase price of 1,500,000 warrants that were issued to Stanford and their designated warrant holders as part of our Series B stock sale in April 2002. The warrants were exercised on July 24, 2003.

         Concurrently with the closing of the purchase agreement, the company, Stanford and the CEO entered into a share exchange and note modification agreement ("modification agreement"). Under the modification agreement our CEO exchanged 7,000 shares of Series C Preferred Stock of the Company for 583,333 shares of our common stock . The modification agreement provided for a reduction to $0.001 per common share of the exercise price of 345,100 warrants that were previously issued to the CEO, with such reduced price to remain the same after the reverse stock split described herein. These warrants were exercised on July 24, 2003.

         With respect to the warrant repricings described above, our company recorded a dividend of $340,000 and interest expense of $29,020.

                    STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         Superior Galleries stockholders who want to communicate with the Board or any individual director can write to: Mr. Paul Biberkraut, Corporate Secretary, Superior Galleries, Inc., 9478 West Olympic Boulevard, Beverly Hills, California 90212.

         Your letter should indicate that you are a Superior Galleries stockholder. Depending on the subject matter, management will:

         o Forward the communication to the director or directors to whom it is addressed;

         o Attempt to handle the inquiry directly, for example where it is a request for information or it is a stock-related matter; or

         o Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

         At each board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors upon request.

                              AVAILABLE INFORMATION

         We are subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the Commission relating to its business, financial statements and other matters. Reports and information statements filed pursuant to the informational requirements of the Exchange Act and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Midwest Regional Offices at 500 West Madison Street, Chicago, Illinois 60606 and Northeast Regional Office at 7 World Trade Center, New York, New York 10048. Copies of such material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such material may also be obtained electronically by visiting the Commission's web site on the Internet at http://www.sec.gov. Quotations for our Common Stock are available in the "Pink Sheets" under the symbol "SPGR."

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Proposals by shareholders that are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by us by August 30, 2004 in order to be considered for inclusion in our proxy materials. These proposals must be addressed to our Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. For all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of Superior Galleries, Inc. not later than November 24, 2004. If a shareholder fails to so notify us of any such proposal prior to such date, management of Superior Galleries, Inc. will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting, without any discussion of the matter in our proxy statement.

                          EXHIBIT A TO PROXY STATEMENT

                            SUPERIOR GALLERIES, INC.

                             AUDIT COMMITTEE CHARTER


PURPOSE

         The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with the integrity of the financial reports and other financial information provided to shareholders and others. The Committee's role includes a particular focus on the qualitative aspects of financial reporting, the Company's processes to manage internal control, and compliance with applicable legal, ethical and regulatory requirements. The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company.

MEMBERSHIP

          The Audit Committee members will be appointed by the Board of Directors. The membership of the Committee will consist of at least three members of the Board of Directors. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment. The Board of Directors shall also designate a chairperson of the Committee. Members of the Committee are elected to serve for a term of one year. Each Committee member shall be financially literate or become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise.

RESPONSIBILITIES

         The responsibilities of the Audit Committee shall include:

o Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

o Approving the engagement of any accountant to provide audit or non-audit services to the Company before the accountant is engaged;

o        Reviewing fee arrangements with the independent auditors;

o Reviewing the independent auditors' proposed audit scope, approach and independence;

o Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

o Requesting from the independent auditors on a periodic basis a formal written statement delineating all relationships between the auditor and the Company, engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and recommending that the Board of Directors take appropriate action, if any, to ensure the independence of the outside auditor in response to the outside auditors' report to satisfy itself of the outside auditors' independence;

o Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

o Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

o Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

o Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of
         Schedule 14A;

o Reviewing the Audit Committee's own structure, processes and membership requirements; and

o Performing such other duties as may be requested by the Board of Directors.

MEETINGS

         The Committee will meet from time to time whenever necessary or appropriate in order to discharge the functions specified in this Charter. Minutes shall be kept of each meeting of the Committee and will be provided to each member of the Board of Directors.

                                           SUPERIOR GALLERIES, INC.

                              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                        ANNUAL MEETING OF SHAREHOLDERS
                                          TO BE HELD APRIL 27, 2004

         The undersigned hereby appoints Silvano DiGenova and Paul Biberkraut, and each of them, as the attorneys, agents and proxies of the undersigned, with the power to appoint his respective substitute, to represent and vote, as designated below, all shares of voting stock of any class of Superior Galleries, Inc.
held of record by the undersigned on April 27, 2004, at the Annual Meeting of Shareholders to be held at
9478 West Olympic Boulevard, Beverly Hills, California 90212 on April 27, 2004, at 8:00 a.m. local time, and at any and all adjournments thereof.

[X]      Please mark your votes as in this example.


                                      FOR all nominees                 WITHHOLD
                                       listed at right            AUTHORITY to vote
                                    (except as marked to           for all nominees
                                     the contrary below)            listed at right          NOMINEES:
  1.    ELECTION OF                                                                          Silvano DiGenova
        DIRECTORS:                           [ ]                          [ ]                Paul Biberkraut
                                                                                             Lee Ittner
                                 (INSTRUCTIONS: To withhold authority to vote for any        David Rector
                                 individual nominee, write the nominee's name on the         Mark Cohen
                                 lines immediately below)

                                 ____________________________________________________
                                 ____________________________________________________
                                 ____________________________________________________
                                 ____________________________________________________
                                 ____________________________________________________

  2.    RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS: Ratification of the appointment of Singer Lewak
        Greenbaum & Goldstein LLP as our independent certified public accountants to audit the financial statements for the year ending June 30, 2004.

                  [ ]  FOR                        [ ]  AGAINST                   [ ]  ABSTAIN

  3.    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                  [ ]  FOR                        [ ]  AGAINST                   [ ]  ABSTAIN

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 through 3.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE OR FAX BOTH PAGES
TO STALT, INC. AT (775) 831-3337.



                                                     Dated:__________________________________________________, 2004

                                                     Name: ________________________________________________________

                                                     Common Shares:________________________________________________

                                                     Series B Preferred Shares:____________________________________

                                                     Series D Preferred Shares: ___________________________________


                                                     ______________________________________________________________
                                                                               Signature

                                                     ______________________________________________________________
                                                                       Signature (if jointly held)

                                                     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as
                                                     attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized
                                                     officer. If a partnership, please sign in partnership name by authorized person.